Income Taxes (Reconciliation Between Reported Provision For Income Taxes And Amount Computed By Statutory Federal Income Tax Rate) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Jun. 29, 2016	Jun. 24, 2015	Jun. 25, 2014
Income Tax Disclosure [Abstract]
Income tax expense at statutory rate	$ 100,236	$ 99,497	$ 75,701
FICA tax credit	(20,497)	(18,633)	(18,116)
State income taxes, net of Federal benefit	11,102	8,646	7,636
Other	(5,199)	(1,927)	(2,972)
Provision for income taxes	$ 85,642	$ 87,583	$ 62,249